Acquisition of Telupay PLC (Details Narrative)	Sep. 24, 2013
Notes to Financial Statements
Business Combination Agreement	Under the terms of the Merger Agreement, Telupay's stockholders received 1.2 shares of i-Level common stock for every one share of Telupay common stock. With 65,610,325 (on a pre-split basis) shares of Telupay common stock outstanding, 78,732,390 (on a pre-split basis) shares of i-Level shares were issued to the former Telupay stockholders as at September 24, 2013.